--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.

July 20, 1999

To Our Shareholders:

     We are pleased to submit to you our semi-annual report for Cohen & Steers Equity Income Fund for the quarter and six months ended June 30, 1999. The net asset values per share at that date were $10.55, $10.48, and $10.46 for Class A, Class B, and Class C shares, respectively. Class I shares had a net asset value of $10.54. In addition, a regular quarterly dividend of $0.17 per share was declared for shareholders of record on June 23, 1999 and paid on June 24, 1999 to all four classes of shares.

MIDYEAR REVIEW

     For the three months ended June 30, 1999, Cohen & Steers, Equity Income Fund had a total return, based on income and change in net asset value, of 11.5% for Class A shares (without giving effect to sales loads or contingent deferred sales charges, if any). Class B and C shares returned 11.3% and 11.0% respectively, for the quarter. Class I shares returned 11.5% for the quarter. This performance compared favorably to the Fund's benchmark, the NAREIT Equity REIT Index return of 10.1%. The Fund's total return for the six months ended June 30, 1999 was 5.9% for Class A shares (before sales charges), surpassing the NAREIT Equity REIT Index return of 4.8%. Class B shares returned 5.6%, Class C shares 5.5% and Class I shares 6.1%. We believe the Fund is well positioned based on its emphasis on companies with above-average current income, consistent earnings growth, and attractive relative valuation levels.

     In the second quarter of 1999 real estate securities posted their strongest quarterly returns in nearly two years. Following what was a 15-month bear market that produced a price decline of nearly 28%, REIT share prices appear to have bottomed out. We believe that their recovery was brought about by renewed strength in the U.S. economy, solid real estate fundamentals and compelling valuations. In addition, unlike the prevailing fears last year with respect to the potential for a global economic recession accompanied by price deflation, concern has shifted in 1999 to the potential for runaway growth in the economy, rekindling fears of price inflation.

     There were a number of other important developments during the quarter and first half of this year, which represent a complete reversal of the trends that prevailed in 1998. For example, last year the Treasury Department pushed for Congress to adopt several legislative proposals which, if enacted, could have reigned in the growth rates for REITs. Although the only element to pass was the elimination of the 'paired share' structure that affected only a handful of companies, this created a great deal of negative investor sentiment. In contrast, this year's regulatory environment is extremely accommodative. Legislation recently proposed in both houses of Congress, and which seems to have a strong probability of passing, would significantly expand the ability of REITs to engage in related service businesses. This would enable REITs to exercise greater control of their operations as well as pursue new avenues of growth. There are, in addition, a number of other proposals attached to this legislation that, at the margin, are positive for the REIT industry.

     As a result of the bear market as well as the continued rise in property values, the property acquisition activity by REITs has declined dramatically. For example, as reported by NAREIT, REIT property acquisitions in the first quarter of 1999 totaled $4.0 billion, an 80% decline from last year's first quarter, when REITs acquired $20.1 billion worth of property. In the second quarter, REIT acquisitions of $2.4 billion represent an 82% decline from last year's second quarter acquisition pace of $13.3 billion. We also believe that approximately $4 billion of property sales by REITs took place in the first half of the year, with more targeted to close in the second half of

--------------------------------------------------------------------------------
                                       1

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.

the year. This record amount of dispositions by REITs was facilitated by the exceptionally strong pricing and demand in the private market.

     This dramatic reduction acquisition activity has concurrently reduced REITs' need for capital. According to NAREIT statistics, REITs issued only $2.6 billion in equity in the first half of the year, an 84% decline from the $16.1 billion raised in the first half of 1998. These statistics do not take into account the actual retirement of stock that took place in the first half of the year, as approximately 20 companies announced share repurchase programs encompassing the potential purchase of $500 million of their equity. Unlike a year ago when most REIT shares were trading at a premium to their net asset values (NAVs), today they are trading at a discount and most REIT managements believe that their stock is the most compelling investment opportunity available to them. So far this year, four companies believe this so strongly that they have proposed plans to go private.

     On the debt side, borrowing by REITs also declined in the first half of the year. Issuance of secured and unsecured debt declined 57% to $6.9 billion from $12.2 billion in the first half of 1998. Much of this borrowing was used to replace bank debt or to refinance maturing obligations. Issuance of CMBS (commercial mortgage backed securities), by both public and private companies in the first half declined by 20% to $34.8 billion from $43.4 billion a year ago. Importantly, in both the unsecured debt and CMBS markets, issuance in the second quarter was considerably slower than in the first quarter, the result of drastically reduced borrowing needs, the uptick in interest rates, and less investor demand.

     Finally, the debate about the interest rate-sensitivity of REITs intensified in the first half of the year. Whereas last year's precipitous decline in interest rates was accompanied by a dramatic decline in REIT share prices, this year's rise in interest rates seems to have had the opposite effect. Although statistical evidence supports a low correlation of interest rates to REIT share prices, many observers view this year's rise in rates to have negative implications. We believe that the interest rate picture is reflective of, not the cause of, current and prospective economic and fundamental conditions. Those fundamental conditions are currently exceptionally good for both real estate and REITs, and this should remain the strongest influence on share prices.

INVESTMENT OUTLOOK

     The prospect of a strong economy and rising inflation, while upsetting to fixed-income and other investors, is a major plus for owners of real estate. Particularly in light of the prevailing tight markets and low vacancy rates, real estate seems poised to resume its role as a prime hedge against inflation. Increasing rental income and replacement cost is further enhancing the asset values of all property owners. To the extent that underlying asset values at all influence REIT share prices -- and we believe that they do -- the current investment environment is nearly ideal.

     This attractive real estate investment environment is also ideal for the equity income strategy. Several key investment themes that we are pursuing include; 1) seeking out above average current income from companies with sound business plans, 2) companies in property sectors that have the potential for above average earnings from internal growth, 3) viable companies that trade at a steep discount to their underlying asset value.

     The Fund's 48 investment securities generated an annualized gross dividend yield of 8.4% at quarter end (a portion of a REIT's dividend may represent a return of capital for tax purposes). This is materially higher than the NAREIT Equity REIT Index dividend yield of 7.3% for the same period. Throughout the first half of this year we have invested in securities generating a high current yield while increasing the expected earnings per share growth

--------------------------------------------------------------------------------
                                       2

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.

of the portfolio's underlying equity securities. The projected rate of earnings per share growth for the Fund's equity investments has increased to 10.5% from 9.5% at the beginning of the year. This improvement is a result of the Fund identifying pricing inefficiencies and investing opportunistically in companies throughout the year. This higher level of earnings growth will, hopefully, translate into greater share price appreciation and dividend increases.

     The property sector with the best core fundamentals, we feel, is central business district (CBD) office. Minimal levels of construction activity in many cities throughout the country coupled with continued economic strength has led to a 'landlord's market'. The office market is one of the few businesses in the country that has pricing power. We expect internal growth, which is the ability to grow earnings from raising raise rents and occupancy levels of existing assets, to be well in excess of inflation in this sector. The Fund's largest holding is Mack-Cali Realty Corporation, a New Jersey-based owner of office buildings. We expect double-digit earnings per share growth from this company over the next three years as it benefits from rent growth from its existing portfolio. The Office sector is the Fund's largest sector weighting with a 24% allocation.

     The Health Care sector has the potential for outsized returns. Health Care REITs predominantly own nursing homes and other types of properties catering to the needs of the elderly. Changes in the level of reimbursement for services provided at these property types has had a negative impact on the profitability of nursing home operators. This in turn has caused the health care REIT stocks to underperform the market. We view this as a buying opportunity. Demand for elderly housing continues to grow and the population over age 85, typical nursing home resident age, is increasing three times as fast as younger Americans. In addition, construction activity has slowed. We also feel that the federal government has consistently advocated for adequate care for the elderly and that policy actions are being considered to address the financial viability of the industry. We have increased our weighting in the Health Care sector to 14%.

     We continuously review and update the net asset value of the companies in our investment universe. Companies trading at a steep discount to their real estate value merit further attention. One investment in the Fund, TriNet Corporate Realty Trust, was trading at a sizable discount to its net asset value. During the second quarter it received an acquisition bid from another REIT and the Fund was able to sell its position at a sizable gain relative to its price at the beginning of the year. Another investment we are excited about is SL Green Realty Corp. This New York-based office REIT is trading at a sizable discount to NAV and is in one of the strongest office markets in the country. Brandywine Realty Trust, Prime Group Realty Trust and Phillips International all meet this criteria as well. We continue to feel that the most attractively priced real estate is in publicly traded REITs and that there will be consolidation, which the Fund should benefit from.

     Recently proposed changes in REIT regulations, if passed, will likely create additional investment opportunities. The proposed REIT change(s) would allow REITs to own taxable subsidiaries to engage in real estate related activities, which are currently very limited. This change would allow companies to offer various real estate related services to their tenants and/or space users, i.e. shoppers/office workers. Companies owning large portfolios, which generate sizable through traffic would be in a good position to generate fee income for access to their 'customer base'. It would also require minimal additional capital. We will continue to scrutinize our investment universe for companies best positioned to take advantage of this.

     Strong economic fundamentals coupled with healthy real estate markets make us optimistic about the future performance of the Fund. The strong performance in the second quarter, we feel, was long overdue given

--------------------------------------------------------------------------------
                                       3

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.

fundamentals and relative valuation. Notwithstanding this recent improvement, the group is still very attractively valued. What REITs offer: low price-to-earnings multiples, high current income, and pricing power at the property level, should continue to attract investors rotating into value. Additionally, we are optimistic the apparent completion of the long REIT bear market in the first quarter of this year will serve as a signal to investors to move back into REITs. We believe, based on current valuation levels and on the portfolio composition, that we are positioned to deliver continued solid performance.

Sincerely,

                MARTIN COHEN     ROBERT H. STEERS
                MARTIN COHEN     ROBERT H. STEERS
                President                  Chairman

                             STEVEN R. BROWN
                             STEVEN R. BROWN
                             Senior Vice President
                             Cohen & Steers Capital Management, Inc.


Cohen & Steers is now online at www.cohenandsteers.com. Visit our website for daily NAVs, portfolio information, performance information, recent news articles, literature and insights on the REIT market.

--------------------------------------------------------------------------------
                                       4

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.
                            SCHEDULE OF INVESTMENTS
                           JUNE 30, 1999 (UNAUDITED)

                                                       NUMBER OF      VALUE        DIVIDEND
                                                        SHARES      (NOTE 1)       YIELD'D'
                                                       ---------   -----------   ------------
EQUITIES                                     97.85%
  COMMON STOCK                               85.28%
     APARTMENT/RESIDENTIAL                   10.11%
           Apartment Investment & Management
              Co. -- Class A........................     24,300    $ 1,038,825       5.85%
           Charles E. Smith Residential Realty......     29,000        984,188       6.31
           Essex Property Trust.....................     49,800      1,761,675       6.22
           Home Properties..........................     60,500      1,671,312       6.95
           Summit Properties........................     89,900      1,775,525       8.46
                                                                   -----------
                                                                     7,231,525
                                                                   -----------
     DIVERSIFIED                              2.07%
           Anthracite Capital.......................    225,900      1,482,469      17.68
                                                                   -----------

     HEALTH CARE                             13.88%
           ElderTrust...............................     67,200        684,600      14.33
           Health Care Property Investors...........     88,700      2,561,212       9.56
           Healthcare Realty Trust..................     77,800      1,633,800      10.19
           Nationwide Health Properties.............    132,600      2,527,688       9.44
           Omega Healthcare Investors...............     68,900      1,778,481      10.85
           *Ventas..................................    139,000        747,125         --
                                                                   -----------
                                                                     9,932,906
                                                                   -----------
     HOTEL                                    1.40%
           FelCor Lodging Trust.....................     48,300      1,002,225      10.60
                                                                   -----------
     INDUSTRIAL                               7.72%
           AMB Property Corp........................     57,300      1,346,550       5.96
           First Industrial Realty Trust............     71,300      1,956,294       8.75
           Pacific Gulf Properties..................     98,200      2,221,775       7.60
                                                                   -----------
                                                                     5,524,619
                                                                   -----------
     OFFICE                                  23.85%
           Arden Realty Group.......................     93,000      2,290,125       7.23
           Brandywine Realty Trust..................    125,500      2,486,469       7.87
           CarrAmerica Realty Corp..................     79,500      1,987,500       7.40
           Cornerstone Properties...................     90,000      1,428,750       7.56
           Crescent Real Estate Equities Co.........     41,100        976,125       9.26
           Highwoods Properties.....................     96,000      2,634,000       7.87
           Mack-Cali Realty Corp....................     92,600      2,864,812       7.11
           Mission West Properties..................     72,200        595,650       6.79
           SL Green Realty Corp.....................     88,000      1,798,500       6.85
                                                                   -----------
                                                                    17,061,931
                                                                   -----------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       5

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.
                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           JUNE 30, 1999 (UNAUDITED)

                                                       NUMBER OF      VALUE        DIVIDEND
                                                        SHARES      (NOTE 1)       YIELD'D'
                                                       ---------   -----------   ------------
     OFFICE/INDUSTRIAL                        5.16%
           Liberty Property Trust...................     94,000    $ 2,338,250       7.24%
           Prime Group Realty Trust.................     28,500        489,844       7.85
           Reckson Associates Realty
              Corp. -- Class B......................     36,261        865,731       9.38
                                                                   -----------
                                                                     3,693,825
                                                                   -----------
     SHOPPING CENTER                         19.97%
        COMMUNITY CENTER                     11.63%
           Developers Diversified Realty Corp.......     66,500      1,105,562       8.42
           Federal Realty Investment Trust..........     41,800        958,788       7.67
           Pan Pacific Retail Properties............    100,400      1,951,525       8.23
           Phillips International Realty Corp.......    127,600      2,153,250       8.39
           Regency Realty Corp......................     98,000      2,149,875       8.95
                                                                   -----------
                                                                     8,319,000
                                                                   -----------
        REGIONAL MALL                         8.34%
           JP Realty................................     74,700      1,536,019       9.05
           Macerich Co..............................     51,500      1,351,875       7.39
           Simon Property Group.....................     67,700      1,717,887       7.96
           Taubman Centers..........................     70,200        925,763       7.28
           Urban Shopping Centers...................     13,900        437,850       7.11
                                                                   -----------
                                                                     5,969,394
                                                                   -----------
           TOTAL SHOPPING CENTER....................                14,288,394
                                                                   -----------

     SPECIALTY                                1.12%
           Entertainment Properties Trust...........     45,300        798,413       9.53
                                                                   -----------
                 TOTAL COMMON STOCK (Identified
                    cost -- $62,560,510)............                61,016,307
                                                                   -----------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       6

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.
                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           JUNE 30, 1999 (UNAUDITED)

                                                       NUMBER OF      VALUE        DIVIDEND
                                                        SHARES      (NOTE 1)       YIELD'D'
                                                       ---------   -----------   ------------
  PREFERRED STOCK                            12.57%
           Apartment Investment & Management Co.,
              9.00%, Series C.......................     52,000    $ 1,244,750       9.40%
           Apartment Investment & Management Co.,
              9.375%, Series G......................     62,400      1,517,100       9.62
           Camden Property Trust, $2.25, Series A
              (Convertible).........................     56,700      1,421,043       8.98
           Crown American Realty Trust, 11.00%,
              Series A..............................      9,800        461,825      11.67
           General Growth Properties, 7.25%,
              Series A (Convertible)................     22,000        528,000       7.54
           Liberty Properties Trust, 8.80%,
              Series A..............................     29,600        703,000       9.26
           Prime Retail, 8.50%, Series B
              (Convertible).........................     14,100        225,600      13.25
           Reckson Associates Realty Corp., 7.625%,
              Series A (Convertible)................     73,900      1,685,844       8.37
           SL Green Realty Corp., 8.00%, Series A
              (Convertible).........................     53,100      1,204,706       8.82
                                                                   -----------
                 TOTAL PREFERRED STOCK (Identified
                    cost -- $9,527,224).............                 8,991,868
                                                                   -----------
                 TOTAL EQUITIES (Identified
                    cost -- $72,087,734)............                70,008,175
                                                                   -----------
                                                       PRINCIPAL
                                                         AMOUNT
                                                       ----------
  COMMERCIAL PAPER                            3.02%
           Carolina Power & Light Co., 5.50%, due
              7/1/99 (Identified cost -- $2,161,000)   $2,161,000     2,161,000
                                                                    -----------
TOTAL INVESTMENTS (Identified
  cost -- $74,248,734) ..................... 100.87%                 72,169,175
LIABILITIES IN EXCESS OF OTHER ASSETS ...... (0.87)%                   (624,632)
                                             ------                 -----------
NET ASSETS ................................. 100.00%                $71,544,543
                                             ------                 -----------
                                             ------                 -----------

------------
'D' Dividend yield is computed by dividing the security's current annual dividend rate by the last sale price on the principal exchange, or market, on which such security trades.

* Non-income producing security.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       7

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.

                      STATEMENT OF ASSETS AND LIABILITIES
                           JUNE 30, 1999 (UNAUDITED)

ASSETS:
     Investments in securities, at value (Identified
      cost -- $74,248,734) (Note 1).........................  $72,169,175
     Cash...................................................           33
     Dividends receivable...................................      644,848
     Receivable for fund shares sold........................      191,666
     Receivable for investment securities sold..............       13,580
     Unamortized organization costs and other assets
      (Note 1)..............................................       75,130
                                                              -----------
          Total Assets......................................   73,094,432
                                                              -----------
LIABILITIES:
     Payable for investment securities purchased............    1,339,955
     Payable for distribution fees..........................       60,695
     Payable to investment adviser..........................       42,938
     Payable for shareholder service fees...................       39,384
     Payable for fund shares redeemed.......................       35,159
     Payable to administrator...............................        1,145
     Other liabilities......................................       30,613
                                                              -----------
          Total Liabilities.................................    1,549,889
                                                              -----------
NET ASSETS..................................................  $71,544,543
                                                              -----------
                                                              -----------
NET ASSETS consist of:
     Paid-in capital (Notes 1 and 4)........................  $78,393,136
     Distributions in excess of net investment income.......      (83,678)
     Accumulated net realized loss on investments sold......   (4,685,356)
     Net unrealized depreciation on investments.............   (2,079,559)
                                                              -----------
                                                              $71,544,543
                                                              -----------
                                                              -----------
CLASS A SHARES:
     NET ASSETS.............................................  $33,217,365
     Shares issued and outstanding ($0.001 par value common
      stock outstanding) (Note 4)...........................    3,149,091
                                                              -----------
     Net asset value and redemption value per share'D'......  $     10.55
                                                              -----------
                                                              -----------
     Maximum offering price per share
      ($10.55[div]0.955)'DD'................................  $     11.05
                                                              -----------
                                                              -----------
CLASS B SHARES:
     NET ASSETS.............................................  $14,071,088
     Shares issued and outstanding ($0.001 par value common
      stock outstanding) (Note 4)...........................    1,343,004
                                                              -----------
     Net asset value and redemption value per share'D'......  $     10.48
                                                              -----------
                                                              -----------
CLASS C SHARES:
     NET ASSETS.............................................  $22,609,862
     Shares issued and outstanding ($0.001 par value common
      stock outstanding) (Note 4)...........................    2,160,542
                                                              -----------
     Net asset value and redemption value per share'D'......  $     10.46
                                                              -----------
                                                              -----------
CLASS I SHARES:
     NET ASSETS.............................................  $ 1,646,228
     Shares issued and outstanding ($0.001 par value common
      stock outstanding) (Note 4)...........................      156,211
                                                              -----------
     Net asset value and redemption value per share.........  $     10.54
                                                              -----------
                                                              -----------

------------
'D' Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge which varies with length of time shares are held.
'DD' On investments of $100,000 or more, the offering price is reduced.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       8

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.

                            STATEMENT OF OPERATIONS
               FOR THE SIX MONTHS ENDED JUNE 30, 1999 (UNAUDITED)

Investment Income (Note 1):
      Dividend income.......................................  $ 2,458,448
      Interest income.......................................       59,024
                                                              -----------
            Total Income....................................    2,517,472
                                                              -----------
Expenses:
      Investment advisory fees (Note 2).....................      216,467
      Distribution fees -- Class A (Note 2).................       36,131
      Distribution fees -- Class B (Note 2).................       41,695
      Distribution fees -- Class C (Note 2).................       57,956
      Shareholder servicing fees -- Class A (Note 2)........       15,280
      Shareholder servicing fees -- Class B (Note 2)........       13,898
      Shareholder servicing fees -- Class C (Note 2)........       19,319
      Reports to shareholders...............................       39,191
      Professional fees.....................................       37,081
      Registration and filing fees..........................       29,644
      Directors' fees and expenses (Note 2).................       15,860
      Amortization of organization expenses (Note 1)........       12,046
      Administration and transfer agent fees (Note 2).......        5,772
      Custodian fees and expenses...........................        6,581
      Miscellaneous.........................................        5,973
                                                              -----------
            Total Expenses..................................      552,894
                                                              -----------
      Reduction of expenses (Note 5)........................       (6,581)
                                                              -----------
            Net Expenses....................................      546,313
                                                              -----------
Net Investment Income.......................................    1,971,159
                                                              -----------
Net Realized and Unrealized Gain/(Loss) on Investments:
      Net realized loss on investments......................   (2,487,887)
      Net change in unrealized appreciation/(depreciation)
       on investments.......................................    3,927,559
                                                              -----------
            Net realized and unrealized gain/(loss) on
             investments....................................    1,439,672
                                                              -----------
Net Increase in Net Assets Resulting from Operations........  $ 3,410,831
                                                              -----------
                                                              -----------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       9

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.

                       STATEMENT OF CHANGES IN NET ASSETS

                                                       FOR THE
                                                   SIX MONTHS ENDED        FOR THE
                                                    JUNE 30, 1999         YEAR ENDED
                                                     (UNAUDITED)      DECEMBER 31, 1998*
                                                   ----------------   ------------------
Change in Net Assets:
      From Operations:
            Net investment income................    $ 1,971,159         $ 3,469,184
            Net realized loss on investments.....     (2,487,887)         (3,215,018)
            Net change in unrealized
               appreciation/(depreciation)
               on investments....................      3,927,559          (7,042,185)
                                                     -----------         -----------
                  Net increase/(decrease) in net
                     assets resulting from
                     operations..................      3,410,831          (6,788,019)
                                                     -----------         -----------
      Dividends and Distributions to Shareholders
         from (Note 1):
            Net investment income................
                  Class A........................     (1,028,814)         (1,727,901)
                  Class B........................       (401,015)           (384,680)
                  Class C........................       (600,116)           (407,655)
                  Class I........................        (24,892)             (7,540)
            Tax return of capital................
                  Class A........................             --            (779,461)
                  Class B........................             --            (172,568)
                  Class C........................             --            (178,553)
                  Class I........................             --              (3,383)
                                                     -----------         -----------
                        Total dividends and
                           distributions to
                           shareholders..........     (2,054,837)         (3,661,741)
                                                     -----------         -----------
      Capital Stock Transactions (Note 4):
            Increase in net assets from Fund
               share transactions................     15,050,457          30,966,307
                                                     -----------         -----------
                  Total increase in net assets...     16,406,451          20,516,547
      Net Assets:
            Beginning of period..................     55,138,092          34,621,545
                                                     -----------         -----------
            End of period (including
               distributions in excess of net
               investment income of $83,678 at
               June 30, 1999)....................    $71,544,543         $55,138,092
                                                     -----------         -----------
                                                     -----------         -----------

------------
* Initial offering of Class B, Class C and Class I shares began on January 15, 1998, January 14, 1998 and July 15, 1998, respectively.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       10

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.

                              FINANCIAL HIGHLIGHTS

     The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. It should be read in conjunction with the Financial Statements and notes thereto.

                                                               CLASS A                                      CLASS B
                                         ---------------------------------------------------     ------------------------------
                                                                                  FOR THE
                                                                                  PERIOD                             FOR THE
                                                                               SEPTEMBER 2,          FOR THE          PERIOD
                                           FOR THE SIX          FOR THE           1997'D'          SIX MONTHS      JANUARY 15*
                                          MONTHS ENDED        YEAR ENDED          THROUGH             ENDED          THROUGH
                                          JUNE 30, 1999      DECEMBER 31,      DECEMBER 31,       JUNE 30, 1999    DECEMBER 31,
PER SHARE OPERATING PERFORMANCE            (UNAUDITED)           1998              1997            (UNAUDITED)         1998
-------------------------------          ---------------     -------------     -------------     ---------------   ------------
Net asset value, beginning of period...       $10.31            $ 12.32           $11.46              $10.27         $ 12.35
                                              ------            -------           ------              ------         -------
Income from investment operations:
     Net investment income.............         0.36               0.73             0.25                0.31            0.64
     Net realized and unrealized
       gain/(loss) on investments......         0.22              (2.00)            0.83                0.24           (2.01)
                                              ------            -------           ------              ------         -------
          Total from investment
            operations.................         0.58              (1.27)            1.08                0.55           (1.37)
                                              ------            -------           ------              ------         -------
Less dividends and distributions to
  shareholders from:
     Net investment income.............        (0.34)             (0.51)           (0.17)              (0.34)          (0.49)
     Net realized gain on
       investments.....................           --                 --            (0.03)                 --              --
     Tax return of capital.............           --              (0.23)           (0.02)                 --           (0.22)
                                              ------            -------           ------              ------         -------
          Total dividends and
            distributions to
            shareholders...............        (0.34)             (0.74)           (0.22)              (0.34)          (0.71)
                                              ------            -------           ------              ------         -------
Net asset value, end of period.........       $10.55            $ 10.31           $12.32              $10.48         $ 10.27
                                              ------            -------           ------              ------         -------
                                              ------            -------           ------              ------         -------
-----------------------------------------------------------------------------------------------------------------------------------
Total investment return................         5.90%(2)        - 10.56%(1)         9.46%(1)(2)         5.62%(2)     - 11.37%(1)(2)
                                              ------            -------           ------              ------         -------
                                              ------            -------           ------              ------         -------
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
-------------------------
     Net assets, end of period
       (in millions)..............             $ 33.2            $ 31.6            $ 34.6              $ 14.1         $  10.1
                                               ------            -------           ------              ------         -------
                                               ------            -------           ------              ------         -------
     Ratios of expenses to average daily
       net assets (before expense
       reduction).................               1.61%(3)           1.92%            3.49%(3)            2.29%(3)        2.60%(3)
                                               ------            -------           ------              ------         -------
                                               ------            -------           ------              ------         -------
     Ratios of expenses to average daily
       net assets (net of expense
       reduction).................               1.60%(3)           1.49%            1.50%(3)            2.25%(3)        2.16%(3)
                                               ------            -------           ------              ------         -------
                                               ------            -------           ------              ------         -------
     Ratio of net investment income to
       average daily net assets (before
       expense reduction).........               7.04%(3)           5.89%            9.47%(3)            6.40%(3)        5.99%(3)
                                               ------            -------           ------              ------         -------
                                               ------            -------           ------              ------         -------
     Ratio of net investment income to
       average daily net assets (net of
       expense reduction).........               7.05%(3)           6.32%           11.46%(3)            6.44%(3)        6.43%(3)
                                               ------            -------           ------              ------         -------
                                               ------            -------           ------              ------         -------
     Portfolio turnover rate......              34.14%(2)          96.47%           87.20%(2)           34.14%(2)       96.47%(2)
                                               ------            -------           ------              ------         -------
                                               ------            -------           ------              ------         -------

------------
 'D' Commencement of operations.
 * Initial offering of shares.
(1) Total investment return would have been lower had certain fees not been reimbursed by the Adviser.
(2) Not annualized.
(3) Annualized.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       11

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.

                      FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                        CLASS C                                CLASS I
                                             ------------------------------       ----------------------------------
                                                                 FOR THE                                  FOR THE
                                                                  PERIOD                                   PERIOD
                                              FOR THE SIX      JANUARY 14*          FOR THE SIX           JULY 15*
                                              MONTHS ENDED       THROUGH           MONTHS ENDED           THROUGH
                                             JUNE 30, 1999     DECEMBER 31,        JUNE 30, 1999        DECEMBER 31,
PER SHARE OPERATING PERFORMANCE               (UNAUDITED)          1998             (UNAUDITED)             1998
-------------------------------              --------------    ------------       ---------------       ------------
Net asset value, beginning of
  period..............................           $10.26           $12.31               $10.28             $ 11.99
                                                 ------           ------               ------             -------
Income from investment operations
     Net investment income............             0.30             0.64                 0.32                0.35
     Net realized and unrealized
       gain/(loss) on investments.....             0.24            (1.97)                0.28               (1.62)
                                                 ------           ------               ------             -------
          Total from investment
            operations................             0.54            (1.33)                0.60               (1.27)
                                                 ------           ------               ------             -------
Less dividends and distributions to
  shareholders from:
     Net investment income............            (0.34)           (0.49)               (0.34)              (0.20)
     Net realized gain on
       investments....................               --               --                   --                  --
     Tax return of capital............               --            (0.23)                  --               (0.24)
                                                 ------           ------               ------            -------
          Total dividends and
            distributions to
            shareholders..............            (0.34)           (0.72)               (0.34)              (0.44)
                                                 ------           ------               ------             -------
Net asset value, end of period........           $10.46           $10.26               $10.54             $ 10.28
                                                 ------           ------               ------             -------
                                                 ------           ------               ------             -------
------------------------------------------------------------------------------------------------------------------------
Total investment return...............             5.53%(2)        11.08%(1)(2)          6.11%(2)         - 10.59%(1)(2)
                                                 ------           ------               ------             -------
                                                 ------           ------               ------             -------
------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
-------------------------
     Net assets, end of period
       (in millions).................. .           $ 22.6           $ 13.2               $  1.6             $   0.3
                                                   ------           ------               ------             -------
                                                   ------           ------               ------             -------
     Ratios of expenses to average daily
       net assets (before expense
       reduction)......................              2.27%(3)         2.59%(3)             1.22%(3)            1.54%(3)
                                                   ------           ------               ------             -------
                                                   ------           ------               ------             -------
     Ratios of expenses to average daily
       net assets (net of expense
       reduction)......................              2.25%(3)         2.16%(3)             1.22%(3)            1.16%(3)
                                                   ------           ------               ------             -------
                                                   ------           ------               ------             -------
     Ratio of net investment income to
       average daily net assets (before
       expense reduction)...............             6.63%(3)         6.13%(3)             7.58%(3)            7.48%(3)
                                                   ------           ------               ------             -------
                                                   ------           ------               ------             -------
     Ratio of net investment income to
       average daily net assets (net of
       expense reduction)...............             6.65%(3)         6.56%(3)             7.58%(3)            7.86%(3)
                                                   ------           ------               ------             -------
                                                   ------           ------               ------             -------
     Portfolio turnover rate...........             34.14%(2)        96.47%(2)            34.14%(2)           96.50%(2)
                                                   ------           ------               ------             -------
                                                   ------           ------               ------             -------

------------
 'D' Commencement of operations.
  * Initial offering of shares.
(1) Total investment return would have been lower had certain fees not been reimbursed by the Adviser.
(2) Not annualized.
(3) Annualized.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       12

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.

                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES
     Cohen & Steers Equity Income Fund, Inc. (the 'Fund') was incorporated under the laws of the State of Maryland on July 3, 1997 and is registered under the Investment Company Act of 1940, as amended (the '1940 Act'), as an open-end, non-diversified management investment company. The authorized shares of the Fund are divided into four classes designated Class A, Class B, Class C and Class I shares. Each of the Fund's shares has equal dividend, liquidation and voting rights (except for matters relating to distribution and shareholder servicing of such shares). The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
     Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day.
     Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. ('NASDAQ') National Market System are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.
     Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. to be over-the-counter, but excluding securities admitted to trading on the NASDAQ National List, are valued at the mean of the current bid and asked prices as reported by NASDAQ, the National Quotation Bureau or such other comparable sources as the Board of Directors deems appropriate to reflect their fair market value. Fixed income securities are stated on the basis of valuations provided by a pricing service when such prices are believed by the Board of Directors to reflect the fair market value of such securities. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Directors believes reflect most closely the value of such securities.
     Short-term debt securities, which have a maturity value of 60 days or less, are valued at amortized cost which approximates market value.
     Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for accounting and tax purposes. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis.

--------------------------------------------------------------------------------
                                       13

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.

            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)

     Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid quarterly. A portion of the Fund's dividends may consist of amounts in excess of net investment income derived from non-taxable components of the dividends from the Fund's portfolio investments. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually. Distributions to shareholders are recorded on the ex-dividend date.
     Dividends will automatically be reinvested in full and fractional shares of the Fund based on the net asset value per share at the close of business on the ex-dividend date unless the shareholder has elected to have them paid in cash.
     Dividends from net investment income and capital gain distributions are determined in accordance with U.S. Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to return of capital and capital gain distributions received by the Fund on portfolio securities.
     Federal Income Taxes: It is the policy of the Fund to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary.
     Organization Costs: All costs incurred in connection with organizing and establishing the Fund are being amortized on the straight-line basis over a period of five years from the date on which the Fund commenced operations. For the six months ended June 30, 1999, the Fund amortized $12,046 in organization costs.

NOTE 2. INVESTMENT ADVISORY AND ADMINISTRATION FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     Investment Advisory Fees: Cohen & Steers Capital Management, Inc. (the 'Adviser') serves as the Fund's investment adviser pursuant to an investment advisory agreement (the 'Advisory Agreement'). Under the terms of the Advisory Agreement, the Adviser provides the Fund with the day-to-day investment decisions and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of the Fund's Board of Directors. For the services provided to the Fund, the Adviser receives a monthly management fee in an amount equal to 1/12th of 0.75% of the average daily net assets of the Fund. For the six months ended June 30, 1999, the Fund incurred $216,467 in advisory fees.
     Administration Fees: The Fund has entered into an administrative agreement with the Adviser under which the Adviser performs certain administrative functions for the Fund and receives a fee of 0.02% of the Fund's average daily net assets. For the six months ended June 30, 1999, the Fund has paid the Adviser $5,772 in fees under this administration agreement.
     In addition, Cohen & Steers Equity Income Fund, Inc., Cohen & Steers Realty Shares, Inc., Cohen & Steers Special Equity Fund, Inc. and Cohen & Steers Realty Income Fund, Inc. (the 'Funds') have entered into a fund accounting, transfer agency and sub-administration agreement with Chase Manhattan Bank ('Chase') pursuant to which an affiliate of Chase performs administration functions for the Fund. Chase receives a monthly

--------------------------------------------------------------------------------
                                       14

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.

            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)

sub-administration fee at the annual rate of 0.08% on the first $500 million of the Funds' average daily net assets and at lower rates on the Funds' average daily net assets in excess of that amount.
     Distribution Fees: Cohen & Steers Securities, Inc. (the 'Distributor'), a wholly-owned subsidiary of Cohen & Steers Capital Management, Inc., distributes the shares of the Fund.
     The Fund has adopted a Distribution Plan (the 'Plan') on behalf of the Fund pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund may not incur distribution fees which exceed an annual rate of 0.25% of the average daily net assets attributable to the Class A shares and 0.75% of the average daily net assets attributable to the Class B and Class C shares. For the six months ended June 30, 1999, the Fund has paid $135,782 in fees under the Plan.
     Shareholder Servicing Fees: The Fund has adopted a shareholder services plan which provides that the Fund may obtain the services of qualified financial institutions to act as shareholder servicing agents for their customers. For these services, the Fund may pay the shareholder servicing agent a fee at an annual rate of up to 0.10% of the average daily net asset value of the Fund's Class A shares and up to 0.25% of the average daily net asset value of the Fund's Class B and Class C shares. For the six months ended June 30, 1999, the Fund paid $48,497 under the shareholder servicing plan.
     Directors' Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the Adviser. None of the directors and officers so affiliated received compensation for their services as directors of the Fund. For the six months ended June 30, 1999, fees and related expenses accrued for non-affiliated directors totaled $15,860.

NOTE 3. PURCHASES AND SALES OF SECURITIES
     Purchases and sales of securities, excluding short-term investments, for the six months ended June 30, 1999 totaled $34,442,317 and $19,378,037, respectively.
     At June 30, 1999, the cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

        Aggregate cost.....................................  $74,248,734
                                                             -----------
        Gross unrealized appreciation......................  $ 1,661,312
        Gross unrealized depreciation......................  $(3,740,871)
                                                             -----------
        Net unrealized depreciation........................  $(2,079,559)
                                                             -----------
                                                             -----------

NOTE 4. CAPITAL STOCK

     The Fund is authorized to issue 200 million shares of capital stock, par value $0.001 per share. The Board of Directors of the Fund may increase or decrease the aggregate number of shares of common stock that the Fund has authority to issue. Transactions in Fund shares were as follows:

--------------------------------------------------------------------------------
                                       15

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.

            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)

                                     FOR THE
                                 SIX MONTHS ENDED         FOR THE YEAR ENDED
                                  JUNE 30, 1999            DECEMBER 31, 1998
                              ----------------------   -------------------------
                               SHARES      AMOUNT        SHARES        AMOUNT
                              --------   -----------   ----------   ------------
CLASS A:
Sold........................   736,530   $ 7,480,310    2,253,885   $ 26,810,260
Issued as reinvestment of
   dividends................    30,919       305,485       84,674        960,259
Redeemed....................  (682,246)   (6,930,283)  (2,085,114)   (23,575,022)
                              --------   -----------   ----------   ------------
Net increase................    85,203   $   855,512      253,445   $  4,195,497
                              --------   -----------   ----------   ------------
                              --------   -----------   ----------   ------------

                                                           FOR THE PERIOD
                                      FOR THE             JANUARY 15, 1998*
                                  SIX MONTHS ENDED             THROUGH
                                   JUNE 30, 1999          DECEMBER 31, 1998
                                --------------------   -----------------------
                                SHARES      AMOUNT      SHARES       AMOUNT
                                -------   ----------   ---------   -----------
CLASS B:
Sold..........................  438,545   $4,500,884   1,078,288   $12,729,525
Issued as reinvestment of
   dividends..................    3,183       31,424       9,109       102,701
Redeemed......................  (83,235)    (833,625)   (102,886)   (1,076,867)
                                -------   ----------   ---------   -----------
Net increase..................  358,493   $3,698,683     984,511   $11,755,359
                                -------   ----------   ---------   -----------
                                -------   ----------   ---------   -----------

                                                             FOR THE PERIOD
                                       FOR THE              JANUARY 14, 1998*
                                  SIX MONTHS ENDED               THROUGH
                                    JUNE 30, 1999           DECEMBER 31, 1998
                               -----------------------   -----------------------
                                SHARES       AMOUNT       SHARES       AMOUNT
                               ---------   -----------   ---------   -----------
CLASS C:
Sold.........................  1,059,484   $10,950,961   1,425,149   $16,222,303
Issued as reinvestment of
   dividends.................      5,419        53,799       9,712       109,331
Redeemed.....................   (186,380)   (1,858,756)   (152,842)   (1,632,255)
                               ---------   -----------   ---------   -----------
Net increase.................    878,523   $ 9,146,004   1,282,019   $14,699,379
                               ---------   -----------   ---------   -----------
                               ---------   -----------   ---------   -----------

--------------------------------------------------------------------------------
                                       16

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.

            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)

                                                             FOR THE PERIOD
                                       FOR THE               JULY 15, 1998*
                                  SIX MONTHS ENDED               THROUGH
                                    JUNE 30, 1999           DECEMBER 31, 1998
                               -----------------------   -----------------------
                                SHARES       AMOUNT       SHARES       AMOUNT
                               ---------   -----------   ---------   -----------
CLASS I:
Sold.........................    145,042   $ 1,509,806      26,796   $   308,430
Issued as reinvestment of
   dividends.................        723         7,364         959         9,946
Redeemed.....................    (17,086)     (166,912)       (223)       (2,304)
                               ---------   -----------   ---------   -----------
Net increase.................    128,679   $ 1,350,258      27,532   $   316,072
                               ---------   -----------   ---------   -----------
                               ---------   -----------   ---------   -----------

------------
* Initial offering of shares.

NOTE 5. DIRECTED BROKERAGE ARRANGEMENTS
     The Adviser has directed certain portfolio trades to brokers who paid a portion of the Fund's expenses. For the six months ended June 30, 1999, the Fund's expenses were reduced by $6,581 under this arrangement.

NOTE 6. BORROWINGS
     The Fund, in conjunction with Cohen & Steers Realty Shares, Inc. and Cohen & Steers Special Equity Fund, Inc., has entered into a Line of Credit Agreement with Chase Manhattan Bank for $250,000,000. The loan, if used, will be collateralized by the Fund's portfolio to the extent of the loan outstanding. During the six months ended June 30, 1999, the Fund did not have any loans outstanding.

--------------------------------------------------------------------------------
                                       17

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.

OFFICERS AND DIRECTORS                   KEY INFORMATION

Robert H. Steers                         INVESTMENT ADVISER
Director and Chairman                    Cohen & Steers Capital Management, Inc.
                                         757 Third Avenue
Martin Cohen                             New York, NY 10017
Director and President                   (212) 832-3232

Gregory C. Clark                         SUB-ADMINISTRATOR AND TRANSFER AGENT
Director                                 Chase Global Funds Services Co.
                                         73 Tremont Street
George Grossman                          Boston, MA 02108
Director                                 (800) 437-9912

Jeffrey H. Lynford                       CUSTODIAN
Director                                 The Chase Manhattan Bank
                                         One Chase Manhattan Plaza
Willard H. Smith, Jr.                    New York, NY 10081
Director
                                         LEGAL COUNSEL
Elizabeth O. Reagan                      Simpson Thacher & Bartlett
Vice President                           425 Lexington Avenue
                                         New York, NY 10017
Adam Derechin
Vice President and Assistant Treasurer   NASDAQ Symbol: Class A - CSEIX
                                                        Class B - CSBIX
Lawrence B. Stoller                                     Class C - CSCIX
Assistant Secretary                      Website: www.cohenandsteers.com

                                         Net asset value (NAV) can be found in
                                         the daily mutual fund listings in the
                                         financial section of most major
                                         newspapers under Cohen & Steers.

                                         This report is authorized for delivery
                                         only to shareholders of Cohen & Steers
                                         Equity Income Fund, Inc. unless
                                         accompanied or preceded by the delivery
                                         of a currently effective prospectus
                                         setting forth details of the Fund. Past
                                         performance is of course no guarantee
                                         of future results and your investment
                                         may be worth more or less at the time
                                         you sell.
--------------------------------------------------------------------------------
                                       18

COHEN & STEERS
EQUITY INCOME FUND
757 THIRD AVENUE
NEW YORK, NY 10017




                            [LOGO COHEN & STEERS
                             EQUITY INCOME FUND]




                             SEMI-ANNUAL REPORT
                               JUNE 30, 1999


                          STATEMENT OF DIFFERENCES
                          ------------------------

 The dagger symbol shall be expressed as................................ 'D'
 The double dagger symbol shall be expressed as......................... 'DD'
 The division sign shall be expressed as................................ [div]